UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only
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[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

                               GameTech International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GAMETECH INTERNATIONAL, INC.
NOTICE OF THE 2012 ANNUAL MEETING OF STOCKHOLDERS

APRIL 25, 2012

To Our Stockholders:

The 2012 Annual Meeting of Stockholders of GameTech International, Inc., a Delaware corporation, will be held at 8850 Double Diamond Parkway, Reno, Nevada 89521, on Wednesday, April 25, 2012 at 9:00 a.m., local time, for the following purposes:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

2.	To ratify the appointment of Piercy Bowler Taylor & Kern, an independent registered public accounting firm, as our independent auditor for the fiscal year ending October 28, 2012; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

We have fixed the close of business on February 27, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.  Shares of common stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy.

We cordially invite you to attend the meeting.  Please read the attached proxy statement for a discussion of the matters to be voted on at the meeting.

If you are unable to attend in person and wish to have your shares voted, you may submit your vote (1) by completing and signing the enclosed proxy and returning it in the accompanying postpaid envelope in accordance with the enclosed proxy card or (2) in accordance with the instructions of your bank, broker, or nominee, if your shares are held in street name.  If you attend the meeting, you may also submit your vote in person and any vote you previously submitted will be superseded by the vote you cast at the meeting.

By Order of the Board of Directors, James Robertson Vice President, General Counsel, and Corporate Secretary

Reno, Nevad
March 21, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL STOCKHOLDER MEETING TO BE HELD ON APRIL 25, 2012.
The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended
October 30, 2011 are available at http://www.proxyvote.com

GAMETECH INTERNATIONAL
8850 Double Diamond Parkway
Reno, Nevada  89521

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving this proxy statement?

A:
The board of directors (the “Board”) of GameTech International, Inc. (the “Company”) is soliciting your proxy to vote at the annual meeting because you owned shares of our common stock at the close of business on February 27, 2012, the record date for the meeting, and thus are entitled to vote at the meeting.  The proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders beginning March 22, 2012.  The proxy statement summarizes the information you need to know to vote at the annual meeting.  You do not need to attend the annual meeting to vote your shares.

Q:	On what matters will I be voting?

A:
At the annual meeting, our stockholders will be asked (1) to elect four directors to each serve a one-year term of office expiring at our annual meeting following the end of the 2012 fiscal year, and (2) to ratify the appointment of Piercy Bowler Taylor & Kern, an independent registered public accounting firm, as our independent auditor for the fiscal year ending October 28, 2012.

The Board does not know of any matters to be presented at our 2012 annual meeting other than those described in this proxy statement.  However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Q:	Where and when will the meeting be held?

A:	The meeting will be held at our corporate office at 8850 Double Diamond Parkway, Reno, Nevada, 89521, on April 25, 2012 at 9:00 a.m., local time.

Q:	How can I obtain directions to the meeting?

A:	For directions to our 2012 annual meeting, please contact our corporate office at (775) 850-6000.

Q:	Who is soliciting my proxy?

A:
Our Board is soliciting your proxy that will be voted at our 2012 annual meeting of stockholders.  By completing and returning the proxy card or voting instruction card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed on the card.

Q:	How many votes may I cast?

A:	Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

Q:	How many votes can be cast by all stockholders?

A:	As of the record date, we had 11,874,634 shares of common stock outstanding, each of which is entitled to one vote.

Q:	How many shares must be present to hold the meeting?

A:	Our bylaws provide that a majority of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct a meeting of our stockholders.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, you are considered, with respect to those shares, the “stockholder of record.”  The proxy materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  The proxy materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which, if applicable, are included with this proxy.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

A:
If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”).  Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters.  Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters.  Proposals to elect directors are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted.  However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I return a proxy card without instructions?” below regarding record holders).

Q:	What vote is required to approve each item?

A:
Election of Directors.  Our bylaws provide that directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the annual meeting.  This means that the director nominee with the most votes for a particular slot is elected for that slot.  You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees.  Only votes “for” are counted in determining whether a plurality has been cast in favor of a director.  Abstentions, withheld votes, and broker non-votes will have no effect on the plurality vote for the election of directors.

All Other Matters.  All other matters coming before the annual meeting will be decided by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our certificate of incorporation, or our bylaws.  Abstentions will have the effect of a vote against the proposal and broker non-votes will be counted as not present with respect to the proposal.

This default standard (the affirmative vote of a majority of shares present and entitled to vote at the meeting) applies to the proposal to ratify the appointment of Piercy Bowler Taylor & Kern, an independent registered public accounting firm, as our independent auditor for the fiscal year ending October 28, 2012.  Because this proposal is considered a “routine” matter, brokers will be able to vote on it without instructions from underlying beneficial owner.

Shares represented at the meeting by proxies reflecting a vote on any proposal, along with broker non-votes, will be counted as present for quorum purposes.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•   Record holders: Record holders can vote by filling out the proxy card and returning it in the postage paid return envelope.  You can also vote by telephone or Internet.  Voting instructions are provided on the proxy card contained in the proxy materials.

•   Street holders:  If your shares are in street name, you must vote in accordance with the voting instruction form provided by your broker, bank, or nominee.  The availability of telephone and Internet voting will depend on the voting process of your broker, bank, or nominee.

•   In person at the annual meeting:  You may also vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf.  You may also execute a proper proxy designating that person.  If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Q:	Once I deliver my proxy, can I revoke or change my vote?

A:
Yes.  You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the meeting.

Q:	What happens if I return a proxy card without voting instructions?

A:
•   Record holders:  If you are a stockholder of record and return a proxy card without voting instructions, your shares will be voted (1) FOR all the director nominees, and (2) FOR the ratification of the appointment of Piercy Bowler Taylor & Kern as our independent auditor for the fiscal year ending October 28, 2012.

•   Street holders:  If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, they will only be entitled to vote your shares with respect to “routine” items, such as the proposal to ratify the appointment of the independent auditor.

Q:	Who pays for soliciting proxies?

A:
We are paying for all costs of soliciting proxies.  Our directors, officers, and other employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview.  We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies.  We will reimburse them for their expenses.

Q:	Could other matters be considered and voted upon at the meeting?

A:
Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting.  However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

Q:	What happens if the meeting is postponed or adjourned?

A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	How can stockholders present proposals for inclusion in our proxy materials relating to our 2013 annual meeting?

A:
Any stockholder who wishes to present a proposal for inclusion in our proxy materials relating to our 2013 annual meeting must give us notice in advance of the meeting in accordance with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The notice must be received by our corporate secretary no later than November 16, 2012, although this date will change if the date of our 2013 annual meeting is 30 calendar days earlier or later than April 25, 2013.

Any stockholder who wishes to present a proposal at our 2013 annual meeting must give us notice in advance of the meeting. The notice must be received by our corporate secretary no later than February 24, 2013 although this date will change if the date of our 2013 annual meeting is 30 calendar days earlier or later than April 25, 2013.

All stockholder proposals must comply with Section 1.13 of our bylaws in order to be eligible for consideration at a stockholders’ meeting.  Our bylaws are filed with the Securities & Exchange Commission (“SEC”), and stockholders should refer to the bylaws for a complete description of the requirements.

Under our bylaws, any stockholder who desires to nominate one or more candidates for election as directors at our 2013 annual meeting must forward the nomination(s) to our corporate secretary at the address shown on the first page of this Proxy Statement in time to arrive at our offices no later than February 24, 2013.  All such nominations must contain the information required by Section 1.12 of our bylaws, and all nominees must satisfy the director qualification requirements contained in Section 2.1 of our bylaws in order to serve as a member of our Board.

We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended October 30, 2011, as filed with the SEC.  We will also furnish any exhibits listed in our annual report on Form 10-K upon request at the actual expense we incur in furnishing such exhibits.  Any such requests should be directed to our corporate secretary at our corporate office set forth in this proxy statement.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS,
AND CERTAIN BENEFICIAL OWNERS

Stock Ownership of Directors and Executive Officers

The following table sets forth certain information regarding beneficial ownership of our common stock as of February 27, 2012, for (1) each current director and director nominee, (2) each current and former executive officer for whom compensation information is disclosed under the caption “Executive Compensation” (our “Named Executive Officers”), and (3) all of our current directors, director nominees, and Named Executive Officers as a group, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (“Exchange Act”).  Unless otherwise indicated and subject to community property laws when applicable, all shares shown as beneficially owned are held with sole voting and investment power.

	Shares of GameTech Common Stock
Name of Beneficial Owner	Owned (1)		Stock Options Exercisable and Restricted Stock Vesting within 60 Days (2)	Total Shares Beneficially Owned		Percent of Class (3)
Directors and Director Nominees
Richard H. Irvine	56,000	(4)	55,811	111,811		*
Kevin Y. Painter	—		12,500	12,500		*
Scott H. Shackelton	45,680	(5)	123,576	169,256		1.4%
Donald K. Whitaker	15,000		90,743	105,743		*

Named Executive Officers(7)
Richard T. Fedor	1,697,879		297,200	1,995,079	(6)	16.3%
William P. Fasig	—		—	—		*
Andrew E. Robinson	1,250		15,000	17,250		*
Steve Smallman	100		—	—		*

All current directors and director nominees, and all current Named Executive Officers as group (five persons)	117,930		297,630	416,560		3.4%

* Less than 1%

(1)
Excludes shares subject to options currently exercisable or exercisable within 60 days and restricted stock grants scheduled to vest within 60 days, which shares are set forth separately in the next column.  No shares are pledged as security.

(2)
Consists of shares subject to options currently exercisable or exercisable within 60 days and restricted stock grants scheduled to vest within 60 days of February 27, 2012.  These shares are deemed to be outstanding for purposes of computing the percentage of outstanding common stock owned by such persons individually and by all directors and executive officers as a group, but are not deemed to be outstanding for the purpose of computing the individual ownership percentage of any other person.

(3)
Based on 11,874,634 shares of our Common Stock outstanding on February 27, 2012.  Any securities not outstanding which are subject to options or conversion privileges exercisable within 60 days of February 27, 2012 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(4)	All 56,000 shares of common stock are held by a family trust, however, Mr. Irvine retains sole voting and dispositive power.

(5)	All 45,680 shares of common stock are held by a family trust, however, Mr. Shackelton retains sole voting and dispositive power.

(6)
Based on information contained in Schedule 13G/A filed February 14, 2012, Mr. Fedor beneficially owned 1,995,079 shares as of December 31, 2011, including: (i) 297,200 shares represented by stock options then exercisable and restricted stock then vesting within 60 days: and (ii) 775,831 shares owned by Mr. Fedor’s wife, Bonnie G. Fedor, with whom Mr. Fedor shares voting and dispositive power.  Mr. Fedor’s address is 340 Winding Ridge Southington, Connecticut.  Collectively, Richard Fedor, Bonnie G. Fedor, and their adult children, Kristin Fedor and Richard Fedor, Jr., beneficially own 3,327,883 shares, representing approximately 27.3% of our outstanding stock.  Richard Fedor, Jr.’s ownership is reflected in the next table.

(7)	Information regarding shares beneficially owned by Mr. Painter, who is also a Named Executive Officer, appears immediately above under the captions “Directors and Director Nominees.”

Stock Ownership of Certain Beneficial Owners

As of February 27, 2012, the persons named below were, to our knowledge, the only beneficial owners of more than 5 percent of our outstanding common stock, determined in accordance with Rule 13d-3 of the Exchange Act, other than Richard T. Fedor, Sr. and his spouse, Bonnie G. Fedor, whose beneficial ownership are described in the table above.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Mr. Charles Jobson(2) One International Place, Suite 2401 Boston, Massachusetts 02110	1,061,488	8.94%
Mr. Richard Fedor, Jr. (3) 3370 St. Rose Parkway #522 Henderson, NV 89052	789,073	6.6%

(1)	Based on 11,874,634 shares of our Common Stock outstanding on February 27, 2012.

(2)
Based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2012 indicating 505,125 shares of common stock beneficially owned by various entities under common control of Delta Partners LLC, with voting and dispositive power of those shares shared with Mr. Charles Jobson, Managing Member of Delta Partners LLC.  Mr. Jobson has sole voting and dispositive power over the remaining 556,363 reported shares.

(3)
Based on information contained in a Schedule 13G filed with the SEC on February 14, 2012.  Richard Fedor, Jr. is the adult child of Richard Fedor and Bonnie G. Fedor, whose beneficial ownership is reflected in the previous table.  Richard Fedor, Jr. is employed by GameTech International, Inc. as Director of Business Development. Collectively, Richard Fedor, Sr., Bonnie G. Fedor, and their adult children, Kristin Fedor, and Richard Fedor, Jr., beneficially own 3,327,883 shares, representing approximately 27.3% of our outstanding stock.

ELECTION OF DIRECTORS

General

Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board, and by resolution the Board has set the number of directors at four.  The current term of office of all four of our current directors expires at our 2012 annual meeting.  On the recommendation of our Nominations Committee, our Board has nominated four individuals for election at our 2012 annual meeting, for a term of office expiring at our 2013 annual meeting or until their successors are duly elected and qualified. All four of the nominees currently serve on our Board.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of our meeting, the proxies will be voted for any nominee designated by our current Board to fill the vacancy.  We do not expect that any nominee will be unable or will decline to serve as a director.  Under our bylaws, directors are elected by plurality vote.

Nominations and Communications with Directors

Our Board is open to suggestions from our stockholders on candidates for election to the board of directors.  All nominations of candidates for election as directors must comply with Section 1.12 of our bylaws, which are on file with the SEC.  In addition, to serve as a member of our Board, nominees must satisfy the director qualification requirements detailed in Section 2.1 of our bylaws.  A stockholder may nominate a candidate for election as a director by sending the following information to our corporate secretary:

·	the suggested nominee’s name, age, business address and residence address;

·	the suggested nominee’s principal occupation or employment;

·
the suggested nominee’s complete resume or a statement of the suggested nominee’s qualifications to serve as a director of the Company (including education, work experience, knowledge of the Company’s industry, any current or prior membership on the board of directors of another corporation that operates in the gaming industry and any senior executive positions held with another corporation that operates in the gaming industry);

·	the number of shares of Company stock which are owned beneficially and of record by the suggested nominee, if any;

·	any material relationship, whether financial or otherwise, between yourself and the suggested nominee;

·	the suggested nominee’s executed written consent to being nominated for election as a director and to serving as a director if elected;

·
any director qualification questionnaire(s) and/or applications as the Board may determine are required by gaming boards, commissions, or similar regulatory or law enforcement bodies with regulatory authority over the Company;

·	your name and mailing address as those appear on the Company’s books, and the number of shares of the Company you beneficially own as of the date of notice; and

·
the names and mailing addresses of any other stockholders known by you to be supporting such nominee whether by agreement, understanding, or any other arrangement, and, if known, the number of shares of Company stock owned by those other stockholders.

The information should be sent to the committee addressed as follows:  Corporate Secretary, GameTech International, Inc., 8850 Double Diamond Parkway, Reno, Nevada  89521.  In accordance with our bylaws, the nomination must be delivered, by certified mail, to this address (our principal offices) and must be received no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

In general, stockholders may communicate with our Board or specific members of our Board, including the members of our various board committees, by submitting a letter addressed in care of the Board of Directors at the Company’s principal offices as provided above.  Any stockholder communication addressed in this manner will be delivered, unopened, to the director to whom it is addressed, or to the Secretary if addressed to the Board.

Director Nominees

The following table sets forth certain information regarding our nominees for election as directors, including whether each has been determined by the Board to be “independent” as defined by the applicable Securities and Exchange Commission Rules.

Name	Age	Position	Independent
Richard H. Irvine	70	Director	Yes
Kevin Y. Painter	55	Director	No
Scott H. Shackelton	62	Director	Yes
Donald K. Whitaker	69	Director	Yes
________________

Richard H. Irvine has served as a director of our Company since September 2005.  Mr. Irvine served as Senior Vice President, North American Sales for Bally Gaming and Systems, Inc. from April 2004 to April 2005 and is currently retired.  From January 2003 to January 2004, Mr. Irvine served as Vice President, Sales for A.C. Coin and Slot.  Mr. Irvine served as our Executive Vice President – Chief Operating Officer from February 1999 to January 2001 and as our Executive Vice President of Planning and Development from January 2001 to October 2001.  Prior to that, Mr. Irvine served in various officer positions for Mikohn Gaming; Boomtown, Inc.; The Walt Disney Company; Unicorn/Sovaminco; and International Game Technology.  Mr. Irvine brings to our Board considerable management and industry experience.

Kevin Y. Painter has served as a director of our Company since April 2011. In June 2011, Mr. Painter was appointed to serve as our President and Chief Executive Officer. Since July 2011, Mr. Painter has also served as our interim Vice President of Sales. Prior to joining GameTech, Mr. Painter was a Partner and Director of Focus Point Enterprises, LLC, a firm which develops and invests in operating companies within the real estate, engineering, and manufacturing industries in North America, Hong Kong, and China.  Prior to co-founding Focus Point Enterprises, LLC in 2007, Mr. Painter served as General Manager of Lisa Frank, Inc., a toy and clothing company with operations in Arizona, Hong Kong, and China.  Mr. Painter joined Lisa Frank, Inc. in 2007 after having served seven years as Managing Director of E-Strategy, Ltd, a company specializing in the development and management of manufacturing entities in China and Southeast Asia, and the provision of consulting services and engineering representation in China and Southeast Asia. In this role, Mr. Painter worked with and represented gaming companies and suppliers to gaming companies to develop, design, and build gaming products; including Ainsworth, Aristocrat, Atronic, and Ceronix, Inc.   From 1996 to 2000, Mr. Painter served in various positions with IBM Corporation, including Chairman of IBM Technology Products Co., IBM Corporation’s first wholly owned manufacturing entity in China, and as Director and Chief Financial Officer of Hailiang Storage Products Co., an IBM joint venture in Shenzhen, China. Mr. Painter’s substantial operational experience and his experience leading, managing, and overseeing numerous business enterprises allow him to make meaningful contributions to our Board.

Scott H. Shackelton has served as a member of our Board of Directors since October 2004.  Mr. Shackelton currently owns and manages Sierra Aspen Properties, LLC, a real estate business, and on occasion works as an independent financial consultant.  He also currently serves as a Trustee and Chairman of the Audit Committee of the Board of Trustees for the Walter S. Johnson Foundation, which provides funding to youth and family non-profit organizations.  Mr. Shackelton’s experience includes financial consulting from January 2003 through March 2004.  From June 2001 to October 2002, Mr. Shackelton served as Chief Financial Officer of IGO Corporation, a company specializing in battery units and accessories for mobile technology products.  From October 1999 to June 2001, Mr. Shackelton served in various positions including Vice President of Finance, Treasurer and Assistant Secretary of Sharegate Inc., a telecommunications product development company.  From April 1996 to October 1999, Mr. Shackelton served as Chief Financial Officer of Innovative Gaming Corporation of America.  From 1980 to 1996, Mr. Shackelton served in various positions with International Game Technology, Inc., including Vice President of Finance and Treasurer.  Mr. Shackelton brings to our Board considerable industry, financial and managerial experience.

Donald K. Whitaker has served as a member of our Board of Directors since March 2004.  Mr. Whitaker founded Ceronix, Inc., a leading manufacturer of custom-designed color video monitors for the gaming industry, in 1984, and has served as its President and Chairman of the Board since inception.  Mr. Whitaker contributes a considerable entrepreneurial and industry experience to our Board’s knowledge base.

The Board unanimously recommends a vote FOR each of the nominees listed above.

Information Relating to Corporate Governance, the Board of Directors, and Board Committees

Our bylaws authorize our Board to appoint one or more committees, each consisting of one or more directors.  Our Board has established an Audit Committee, a Compensation Committee, a Nominations Committee, and a Compliance Committee.

Our Board has adopted charters for each of the Audit, Compensation, Nominations, and Compliance Committees.  Each Committee’s charter describes the authority and responsibilities delegated to it by the Board.  Our Board has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the Chief Executive and Senior Financial Officers.  We post on our website at www.gametech-inc.com, the charters of our Audit, Compensation, and Nominations Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the Chief Executive and Senior Financial Officers, and any amendments thereto; and any other corporate governance materials contemplated by SEC regulations.  These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our corporate offices set forth on the first page of this proxy statement.

We regularly schedule executive sessions at which independent directors meet without the presence or participation of management.  The Chairs of the Audit Committee, Compensation Committee, and Nominations Committee each act as presiding director of such executive sessions on a rotating basis.

Board Leadership Structure

Our Board does not have a policy requiring the separation of the offices of chairman and chief executive officer; rather, our Board determines from time to time whether it is in the best interests of our Company and our stockholders for the roles to be separate or combined.  We believe that our Board should have the flexibility to make these determinations in a way that will best provide appropriate leadership for our Company.  Currently, the roles of chairman and chief executive officer are combined, which we believe fosters clear accountability, effective decision-making, and alignment on corporate strategy.

Board and Committee Meetings

Our Board held nine meetings during the fiscal year ended October 30, 2011.  Each director who was a member of our Board during fiscal 2010 attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which such director was a member.

We encourage our directors to attend every annual meeting of stockholders.  To this end, and to the extent reasonably practical, we regularly schedule a meeting of the Board on the same day as our annual meeting of stockholders.  Each director who was a member of our Board during fiscal 2011 attended the 2011 annual meeting of stockholders.

At the end of fiscal year 2011, each Committee had the following members and had held the following number of meetings (the numbers provided below do not include action taken or resolutions adopted and approved by unanimous written consent of the Board or respective Committees, pursuant to the authority contained in Section 141(f) of the General Corporation Law of the state of Delaware, without the formality of convening a meeting):

Audit Committee
Members	Meetings in 2011
Scott H. Shackelton, Chairman Richard H. Irvine Donald K. Whitaker	5

Compensation Committee
Members	Meetings in 2011
Richard H. Irvine, Chairman Scott H. Shackelton Donald K. Whitaker	0

Nominations Committee
Members	Meetings in 2011
Richard H. Irvine, Chairman Scott H. Shackelton Donald K. Whitaker	0

Compliance Committee
Members	Meetings in 2011
Donald K. Whitaker, Chairman and Member Kevin Y. Painter, Member, Chief Executive Officer and President Patrick Crawford – Member and Company Compliance Officer James Robertson – Member, Vice President, General Counsel, and Corporate Secretary S. Barton Jacka – Independent Member Designee	4

The Audit Committee

The purpose of the Audit Committee is to oversee the financial and reporting processes of our Company and the audits of the financial statements of our Company and to provide assistance to our Board with respect to the oversight of the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, our independent auditor’s qualifications and independence, and the performance of the independent auditor of our Company.  The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of our Board.

In discharging its oversight role, the Audit Committee is empowered to study or investigate any matter of interest or concern that the Audit Committee deems appropriate.  In this and other regards, the Audit Committee has the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal, accounting, and other advisors as it deems necessary to carry out its duties.

The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

The Board has determined that all members of the Audit Committee are independent, as independence for Audit Committee members is defined under applicable SEC rules related to audit committee members, and is financially literate, as required by applicable rules and regulations.  The Board has determined that Mr. Shackelton (whose background is detailed above) qualifies as an “audit committee financial expert” as defined by SEC rules. Mr. Shackelton currently serves as the Chairman of the Audit Committee.  Stockholders should understand that these designations related to an Audit Committee member’s experience and understanding do not impose upon him or her any duties, obligations or liabilities greater than those generally imposed on other members of the Board.

The Compensation Committee

All of the members of the Compensation Committee are independent, as independence for compensation committee members is defined in the listing standards of NASDAQ, although the Company’s common stock is no longer listed on the NASDAQ Stock Market.  The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at www.gametech-inc.com.

The purpose and duties of the Compensation Committee includes (1) determining, or recommending to our Board for determination, the compensation of the Chief Executive Officer and our other executive officers and discharging the responsibilities of our Board of Directors relating to the Company’s compensation programs, (2) monitoring incentive and equity based compensation plans, and (3) preparing reports, including (i) any annual report required to be included in our proxy statement, (ii) reports to the Board, and (iii) maintaining minutes or other records of meeting and activities of the Committee.  The Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.  In discharging its duties and responsibilities, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

The Compensation Committee is a standing committee that consists of independent directors.  Our Chief Executive Officer reviews the performance, salary, and bonus of the other executive officers with the Compensation Committee.  The conclusions reached and the recommendations based on these reviews, including with respect to salary adjustments and annual bonus awards, if any, are reviewed by the Compensation Committee, which makes recommendations to the Board.  The Chairman of the Board will review the performance of the Chief Executive Officer’s performance, salary, and bonus with the Compensation Committee which makes a recommendation to the Board for their approval.  The Board does not delegate the authority to establish executive officer compensation to any other person and has not retained any compensation consultants to determine or recommend the amount or form of executive and director compensation.  Instead, in setting compensation for the Chief Executive Officer, the Board relies on recommendations from the Compensation Committee and our human resources personnel.

The Nominations Committee

The purpose of the Nominations Committee includes the selection or recommendation to the Board of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board, the oversight of the evaluations of the Board and management, and the development and recommendation to the Board of a set of corporate governance principles applicable to our Company.  All of the members of the Nominations Committee are independent, as independence is defined under NASDAQ rules, although the Company’s common stock is no longer listed on the NASDAQ Stock Market

The Nominations Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board if such nominations are made in accordance with Section 1.12 of our bylaws (for more information, see “Nominations and Communications with Directors”).  The Nominations Committee identifies and evaluates nominees for our Board, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board.

The Compliance Committee

The purpose of the Compliance Committee is to oversee the regulatory requirements set forth by gaming jurisdictions.  The committee is required to meet at least four times per year and is made up of five members.  One member is a director of the Company, one is the President and Chief Executive Officer of the Company, one is the Company’s Corporate Compliance Officer, one is the Company’s General Counsel, and the fifth is an independent member who is experienced in the gaming regulatory process and is familiar with the laws regulating and controlling gaming activities.  The Compliance Committee was formed under the Company’s Compliance Plan that has been approved by regulatory agencies in various gaming jurisdictions.  This committee is required by various jurisdictions in which the Company holds gaming licenses.

Compensation of Directors

The following table provides a summary of compensation paid to the Company’s non-employee directors during the fiscal year ended October 30, 2011.  Information regarding compensation paid to Messrs. Fedor and Painter, each of whom served as an officer during the fiscal year as well as a director, is reported under “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Scott H. Shackelton	31,500	4,188	35,688
Richard H. Irvine	26,250	2,618	28,868
Donald K. Whitaker	27,750	2,618	30,368
______________

(1)
On April 21, 2011, each of our current Directors received a stock option grant to purchase 12,500 shares of the Company’s common stock, which vested in its entirety on the grant date.  The amounts shown in this column reflect the aggregate grant date fair value of our option awards computed in accordance with FASB ASC Topic 718.  For information regarding the assumptions we used in valuing these our option awards, see Note 2 (“Stock-Based Compensation”) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 30, 2011.  As of October 30, 2011, each of these three directors held the following number of options:  Mr. Shackelton: 123,576, Mr. Irvine, 55,811, and Mr. Whitaker, 90,743.  All of these options were fully vested.

_______________________________________

During a portion of fiscal 2011, beginning March 1, 2011, all of our non-employee directors received compensation for their services as members of the Board in the amount of $6,000 per quarter, and $1,000 per meeting attended.  In addition to compensation received for service as Board members, Mr. Shackelton received $2,500 per Audit Committee meeting attended for his service as Chairman of the Audit Committee; Messrs. Irvine and Whitaker each received $500 for their attendance at any Audit Committee meeting; Mr. Whitaker received fees of $750 per Compliance Committee meeting for his service as Chairman of the Compliance Committee; and Mr. Irvine received fees of $750 per Compensation Committee meeting for his service as Chairman of the Compensation Committee.

Prior to March 1, 2011, our non-employee directors received stock options in lieu of cash, as compensation for their services as members of the Board, for a period of six months beginning in July 2010.  On July 20, 2010, the Board elected to change the form of compensation payable to non-employee directors so that all director compensation for service and board and committee meetings attended would be payable in stock options in lieu of cash.   All such options were to be granted on the date each quarterly director compensation payment was due or on the date each board or committee meeting was held.  This change in the form of non-employee director compensation was unanimously recommended to the Board of Directors by the Compensation Committee in order to conserve existing cash and reduce expenses.

Our non-employee directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at Board meetings and in performing other responsibilities on behalf of the Company.  The Company provides each non-employee director with an allowance for gasoline expenses, although no such director received in excess of $10,000 for such expenses in fiscal 2011.  The aggregate amount recorded for gasoline expenses for all non-employee directors during fiscal 2011 was $15,067.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is comprised of three independent directors, as “independence” is defined under applicable Securities and Exchange Commission rules and regulations.

The purpose of the Audit Committee is to assist with the oversight of our Board in the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of the independent auditor of the Company.  The primary responsibilities of the Committee include overseeing our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of the Board.  The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management and the independent auditor.  The Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, “Communication with Audit Committees,” as amended by SAS 89 and SAS 90, and Rule 2-07, “Communication with Audit Committees,” of Regulation S-X.  This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.  In addition, the Committee received from the independent auditor written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence.  The Committee also discussed with the independent auditor the auditor’s independence from management and our Company, including the matters covered by the written disclosures and letter provided by the independent auditor.

The Committee discussed with our independent auditor the overall scope and plans for its audits.  The Committee met with the independent auditor, with and without management present, to discuss the results of its examinations, its evaluations of our Company, the internal controls, and the overall quality of the financial reporting.  The Committee held five meetings during fiscal 2011.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 30, 2011 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

Dated:  March 19, 2012

Scott H. Shackelton, Chairman
Donald K. Whitaker
Richard H. Irvine

PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Piercy Bowler Taylor & Kern to audit our consolidated financial statements for the fiscal year ending October 28, 2012, and recommends that the stockholders vote in favor of the ratification of such appointment.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  We anticipate that representatives of Piercy Bowler Taylor & Kern will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the retention of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ended October 28, 2012.

Aggregate fees billed to our Company for the fiscal years ended October 30, 2011 and October 31, 2010 by Piercy Bowler Taylor & Kern and Grant Thornton LLP are as follows:

Grant Thornton LLP	2011	2010
Audit Fees (1)	$28,000	$344,120
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	-	-

Piercy Bowler Taylor & Kern	2011	2010
Audit Fees(1)	$423,338	$368,732
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees(2)	-	-

(1)
Audit fees consist of fees for the audit of our annual financial statements included in the Form 10-K, the review of the interim financial statements included in our quarterly reports on Form 10-Q, audit of the Company’s internal control over financial reporting and other professional services provided in connection with statutory and regulatory filings or engagements for GameTech and its subsidiaries.

(2)
There were no fees and costs billed to our Company by Piercy Bowler Taylor & Kern or Grant Thornton LLP for fiscal years ended October 30, 2011 and October 31, 2010 for professional services other than audit fees.

Audit Committee Pre-Approval Policies

The duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting.  The Audit Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided.

All of the services provided by Piercy Bowler Taylor & Kern and Grant Thornton LLP described above under the captions “Audit Fees” were pre-approved by our Audit Committee.

Changes in Certifying Accountant

On November 15, 2010, Grant Thornton, LLP informed the Company and the Audit Committee  of its resignation as the independent accountant of the Company, with the Audit Committee accepting such resignation on November 17, 2010.  Grant Thornton LLP’s audit reports on the Company’s financial statements for the fiscal years ended November 1, 2009 and November 2, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended November 1, 2009 and November 2, 2008, and subsequent interim periods preceding the resignation, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.  Grant Thornton LLP, in connection with its incomplete 2010 third quarter review engagement, determined that a material weakness existed in the Company’s internal controls. Specifically, Grant Thornton LLP determined that the controls over the financial reporting review process of the Company were ineffective and the Company did not have the appropriate resources to prepare financial statements in accordance with United States generally accepted accounting principles. There was no disagreement between the Company and Grant Thornton LLP concerning the material weakness identified by Grant Thornton LLP during its 2010 third quarter review engagement, and the Company’s Audit Committee discussed the material weakness with Grant Thornton LLP. The material weakness identified by Grant Thornton LLP was subsequently remediated.  Other than indicated above, there were no other reportable events in connection with Grant Thornton LLP’s resignation.

On November 18, 2010, the Company’s Audit Committee appointed Piercy Bowler Taylor & Kern as the Company’s new independent accountant.  For the two years prior to the appointment, the Company (i) did not consult with Piercy Bowler Taylor & Kern  on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements within the meaning of Item 304(a)(2)(i) of Regulation S-K; and (ii) did not consult with  Piercy Bowler Taylor & Kern on any matter that was either the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with its appointment of Piercy Bowler Taylor & Kern, the Company authorized Grant Thornton LLP to respond fully to the inquiries of Piercy Bowler Taylor & Kern and provided Grant Thornton LLP with a copy of the disclosure contained in the Company’s Form 8-K filed with the SEC on November 19, 2010. Grant Thornton LLP furnished the Company with a letter addressed to the SEC stating their agreement with the above statements, a copy of which is filed as an exhibit to the Company’s Form 8-K filed November 19, 2010.

EXECUTIVE OFFICERS

The following table sets forth the name, age and title(s) of our current executive officers.  Following the table are descriptions of all positions held by each individual and the business experience of each individual for at least the last five years.

Name	Age	Title
Kevin Y. Painter	55	Chairman, Chief Executive Officer and President
Andrew E. Robinson	58	Senior Vice President, Chief Financial Officer and Treasurer

For a description of Mr. Painter’s background, please see “Election of Directors” above.

Andrew E. Robinson was named as our Senior Vice President, Chief Financial Officer and Treasurer effective March 1, 2011. Mr. Robinson joined the Company in August of 2008 as Manager of Financial Planning and Analysis and Corporate Internal Audit and shortly thereafter became Director of Financial Planning and Analysis and Corporate Internal Audit for the Company. In July of 2010, he was promoted to the role of Vice President of Operations for the Company. Prior to joining the Company, from February 2007 to August 2008, Mr. Robinson was the Corporate Controller of CMS International, Inc. a multi-property gaming concern where he was responsible for the financial reporting and gaming internal control systems of five large casino properties as well as several smaller casino properties. From 2004 to 2007, Mr. Robinson held the position of Casino Controller for the Jackson Rancheria Casino Hotel and Conference Center. Mr. Robinson is a Certified Public Accountant licensed in the State of Nevada. His twenty plus years of public accounting and industry experience includes assisting troubled companies, forensic services and management consulting in the tribal gaming sector.

EXECUTIVE COMPENSATION

Fiscal 2011 Summary Compensation Table

The following table presents information regarding the total compensation paid to each of our Named Executive Officers during the fiscal years ended October 30, 2011 and October 31, 2010.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Kevin Y. Painter(3)(4) Chairman, President, Chief Executive Officer, and Interim Vice President of Sales	2011	65,769	-	57,128	56,399	179,296
Andrew E. Robinson(3)(5) Chief Financial Officer and Treasurer	2011	141,477	-	-	3,743	145,220
Richard T. Fedor(6) Former Executive Chairman	2011	111,877	-	-	10,756	122,633
	2010	179,769	44,232	11,822	26,682	262,505
William P. Fasig(7) Former President and Chief Executive Officer	2011	254,841	-	-	13,075	267,916
	2010	243,500	--	54,188	3,475	301,163
Steve Smallman(3)(8) Former Executive Vice President of Product, Marketing and Sales	2011	124,333	-	-	7,198	131,531

(1)
The amounts shown in this column reflect the aggregate grant date fair value of equity awards computed in accordance with FASB ASC Topic 718.  For information regarding the assumptions we used in valuing these our option awards, see Note 2 (“Stock-Based Compensation”) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 30, 2011.

(2)
This column includes Company contributions to its 401(k) and profit sharing plans for the benefit of the Named Executive Officers, healthcare and relocation reimbursements, gas allowances, and severance payments.  None of these items exceed $25,000 or 10% of that executive’s total perquisites and personal benefits in 2011, except as discussed below in note 4 (with regard to Mr. Painter), note 6 (with regard to Mr. Fedor), and note 7 (with regard to Mr. Fasig).

(3)	Mr. Painter, Mr. Robinson, and Mr. Smallman were not Named Executive Officers during 2010, thus no information for that fiscal year is provided for any of them.

(4)
Prior to his appointment as an executive officer, Mr. Painter was elected to our Board on April 13, 2011, at which time we entered into a consulting agreement with him to advise the Company in its operations and provide guidance and assistance with contract manufacturers and suppliers. This agreement called for a monthly fee of $10,000 plus expenses.   On June 21, 2011 the Company elected Mr. Painter to serve as the Company’s President and Chief Executive Officer, at which time his consulting agreement was terminated.  As President, Chief Executive Officer, and Interim Vice President of Sales Mr. Painter receives an annual base salary of $190,000.  Mr. Painter’s “All Other Compensation” figure includes compensation earned between April 13 and June 21, 2011 prior to his appointment as an officer: $44,092 in consulting fees and expenses under his consulting agreement and $8,000 in director fees.  Mr. Painter no longer receives consulting fees or remuneration as a director given his status as an employee, although he remains a member of our Board.

(5)	Mr. Robinson was appointed as Senior Vice President, Chief Financial Officer, and Treasurer on March 1, 2011. Mr. Robinson receives an annual base salary of $160,000.

(6)
Mr. Fedor served as the Company’s Executive Chairman from 2004 until his resignation from employment and our Board in December 2010.  Mr. Fedor was our principal executive officer for all of fiscal 2010.  On November 18, 2010, the Company and Mr. Fedor entered into a Consulting, Separation, and Non-compete Agreement (the “Agreement”) in connection with his resignation as Executive Chairman of the Company and as a member of the Board of Directors.  Pursuant to the Agreement, Mr. Fedor provides consulting services to the Company for a period of three years at the rate of $120,000 per year in consulting fees, plus medical insurance benefits and reimbursement for certain out-of-pocket medical expenses.  Mr. Fedor’s 2011 “Salary” figure for 2011 includes all of his consulting fees paid in fiscal 2011, paid at a rate of $120,000 per year. Mr. Fedor’s 2011 “All Other Compensation” figure includes $5,853 in healthcare reimbursements and $4,696 in gasoline earning.

(7)
Mr. Fasig joined our Company in 2009 as Vice President of International Sales and Marketing and was promoted to Chief Operating Officer in February 2010.  On July 19, 2010, Mr. Fasig was appointed as the Company’s President and Chief Executive Officer.  On June 15, 2011, Mr. Fasig resigned from his employment with the Company.  Mr. Fasig’s “Salary” figure includes payments of $120,000 for consulting services from June 15, 2011 through November 17, 2011.

(8)
Mr. Smallman served as our Executive Vice President of Product, Marketing, and Sales from March 1, 2011 until June 10, 2011.  Mr. Smallman served as Vice President of Sales and General Manager of Bingo from August 2009 until his appointment as Executive Vice President of Product, Marketing, and Sales. Mr. Smallman’s “Salary” figure for 2011 includes sales commissions of $23,583.

Employment Agreements

Mr. Fedor was appointed as our Chairman of the Board in December 2003, became Executive Chairman in April 2004, and continued in this capacity until his resignation as both an employee and director on December 1, 2010. Prior to his resignation as a director and as an employee of the Company in December 2010, Mr. Fedor received an annual salary and reimbursement for out-of-pocket medical expenses.

On November 18, 2010, the Company and Mr. Fedor entered into a Consulting, Separation, and Non-compete Agreement in connection with his resignation as Executive Chairman of the Company and as a member of the Board of Directors.  Pursuant to the agreement, Mr. Fedor will provide consulting services to the Company for a period of three years.  Mr. Fedor is compensated at the rate of $120,000 per year and is provided with medical insurance benefits and reimbursement for certain out-of-pocket medical expenses.  The agreement includes a general release by Mr. Fedor of all claims he may have against the Company, as well as non-competition and non-solicitation provisions prohibiting Mr. Fedor from competing with the Company or otherwise interfering with the Company’s business relationships.  Following the three-year consulting period, the Company shall pay Mr. Fedor $60,000 annually and cover certain health insurance premiums for the remainder of his life provided he continues to comply with the non-compete and non-solicitation provisions of the agreement.

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that has been authorized for issuance under all of our equity compensation plans as of October 30, 2011.  We do not have any equity compensation plans that were not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders	1,239,497	$1.10	1,737,003
_______________________________________

Equity Grants in Last Fiscal Year

On June 30, 2011, Mr. Painter received a stock option grant to purchase 300,000 shares of the Company’s common stock, which will vest one-third per year on June 30 of 2012, 2013, and 2014.  This option was granted at a price of $0.22 per share and will expire if not exercised by June 30, 2021.  No other equity grants were made during fiscal 2011.  The vesting of Mr. Painter’s option will be accelerated in the event of certain terminations of employment in connection with a change in control, as provided in the 2011 Stock Incentive Plan.

Outstanding Equity Awards at the Fiscal Year-End

The following tables set forth the outstanding equity awards held by each of the Named Executive Officers at the fiscal year end 2011.  Mr. Smallman did not hold any outstanding equity awards at the end of fiscal 2011.

		Option Awards				Stock Awards
		Securities Underlying Unexercised Options				Number of Shares (#)	Market Value(1) ($)
Name	Grant Date	Number Exercisable (#)	Number Unexercisable (#)	Exercise Price ($)	Expiration Date
Kevin Y. Painter	4/13/2011	12,500	--	0.26	4/13/2021
	6/30/2011	--	300,000(2)	0.22	6/30/2021
Andrew Robinson	12/17/2008					1,250(5)	88
	5/28/2009	2,500	2,500(3)	1.31	5/28/2019
	8/31/2010	12,500	12,500(4)	0.38	8/31/2010
Richard T. Fedor	10/31/2002	4,000	--	3.51	10/31/2012
	1/22/2003	4,000	--	3.10	1/22/2013
	5/20/2003	6,000	--	2.88	5/20/2013
	3/9/2004	10,000	--	3.29	3/9/2014
	3/30/2005	12,500	--	2.97	3/30/2015
	9/13/2005	50,000	--	3.10	9/13/2015
	8/31/2010	210,700	--	0.38	8/31/2020
William P. Fasig(6)	5/28/2009	--	75,000	1.31	--
	2/24/2010	33,334	66,666	1.75	--
	8/31/2010	--	75,000	0.38	--

(1)	Based on the closing market price of $0.07 on October 28, 2011, which was the last trading day of the 2011 fiscal year.

(2)	This option award will vest one-third installments on June 30, 2012, 2013 and 2014.

(3)	One-half of this option award vested May 28, 2011, with the remaining one-half vesting on May 28, 2013.

(4)	One-half of this option award vested August 31, 2011, with the remaining one-half vesting on August 31, 2012.

(5)	This stock award will vest on December 17, 2012.

(6)	All of Mr. Fasig’s equity awards that were outstanding at the end of fiscal 2011 were forfeited on January 10, 2012.

Option Exercises and Restricted Stock Vested

Mr. Fedor had two restricted stock grants vest during the fiscal year:  a grant of 12,500 shares vested on June 17, 2011 at a market value of $3,000 (closing price of $0.24/share) and a grant of 10,000 shares vested on August 15, 2011 at a market value of $1,300 (closing price of $0.13/share).  No other Named Executive Officer had any restricted stock vest, and no stock options were exercised by any Named Executive Officer, during the fiscal year ended October 30, 2011.

SECTION 16(a)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  All executive officers and directors timely filed all reports as required during and with respect to the fiscal year ended October 30, 2011.  These reports are available on the SEC’s website at www.sec.gov.

TRANSACTIONS WITH RELATED PERSONS

Conflicts of interest are prohibited as a matter of Company policy except under guidelines approved by the Board pursuant to our corporate governance materials all of which are available on our website at http://www.gametech-inc.com/investor_relations/corporate.htm.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James B. Robertson
James B. Robertson
Corporate Secretary

Dated: March 21, 2012

GAMETECH INTERNATIONAL, INC.
2012 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of GAMETECH INTERNATIONAL, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 19, 2012, and hereby appoints Kevin Y. Painter and Andrew E. Robinson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2012 Annual Meeting of Stockholders of the Company, to be held on Wednesday, April 25, 2012 at 9:00 a.m., local time, at the Company’s corporate headquarters at 8850 Double Diamond Parkway, Reno, Nevada, 89521, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR election of each of the director nominees; FOR the ratification of the appointment of Piercy Bowler Taylor & Kern, an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending October 28, 2012; and as the Board of Directors may recommend on such other matters as may come before the meeting.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued and to be signed and dated on the other side.)

GAMETECH INTERNATIONAL, INC. 8850 Double Diamond Parkway Reno, Nevada 89521

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